Exhibit 99.1

Vishay Intertechnology Reports Fiscal Third Quarter 2024 Results

Malvern, PA, November 6, 2024 – Vishay Intertechnology, Inc., (NYSE: VSH), one of the world's largest manufacturers of discrete semiconductors and passive electronic components, today announced results for the fiscal third quarter ended September 28, 2024.

Highlights
•	3Q 2024 revenues of $735.4 million
•	Gross margin was 20.5% and included the negative impact of approximately 150 basis points related to the addition of Newport
•	GAAP loss per share of ($0.14); adjusted EPS of $0.08 per share
•	3Q 2024 book-to-bill of 0.88 with book-to-bill of 0.79 for semiconductors and 0.97 for passive components
•	Backlog at quarter end was 4.4 months

“For the third consecutive quarter this year, revenue has held fairly constant, reflecting a prolonged period of inventory de-stocking as the pace of consumption by industrial customers remains slow, backlogs are pushed out and macroeconomic conditions in Europe worsen,” said Joel Smejkal, President and CEO.    “While the industry remains in a downcycle, we are making the necessary adjustments to manage costs  while continuing to execute our five-year strategic plan. We are preparing to participate fully in the next industry up-cycle and we are putting the foundation in place to capitalize on the longer term demand catalysts of e-mobility and sustainability to drive faster revenue growth, and improve profitability and returns on invested capital.”

4Q 2024 Outlook
For the fourth quarter of 2024, management expects revenues in the range of $720 million +/- $20 million, with gross profit margin in the range of 20.0% +/- 50 basis points, including the negative impact of approximately 175 to 200 basis points from the addition of Newport.

Conference Call
A conference call to discuss Vishay’s third quarter financial results is scheduled for Wednesday, November 6, 2024 at 9:00 a.m. ET. To participate in the live conference call, please pre-register at https://register.vevent.com/register/BI24b8e37c574c42d897f4df9a7a5aa306. Upon registering, you will be emailed a dial-in number, and unique PIN.

A live audio webcast of the conference call and a PDF copy of the press release and the quarterly presentation will be accessible directly from the Investor Relations section of the Vishay website at http://ir.vishay.com.

There will be a replay of the conference call available on the Investor Relations website approximately one hour following the call and will remain available for 30 days.

About Vishay
Vishay manufactures one of the world’s largest portfolios of discrete semiconductors and passive electronic components that are essential to innovative designs in the automotive, industrial, computing, consumer, telecommunications, military, aerospace, and medical markets. Serving customers worldwide, Vishay is The DNA of tech®. Vishay Intertechnology, Inc. is a Fortune 1,000 Company listed on the NYSE (VSH). More on Vishay at www.Vishay.com.

This press release includes certain financial measures which are not recognized in accordance with U.S. generally accepted accounting principles ("GAAP"), including free cash; earnings before interest, taxes, depreciation and amortization ("EBITDA"); and EBITDA margin; which are considered "non-GAAP financial measures" under the U.S. Securities and Exchange Commission rules. These non-GAAP measures supplement our GAAP measures of performance or liquidity and should not be viewed as an alternative to GAAP measures of performance or liquidity. Non-GAAP measures such as free cash, EBITDA, and EBITDA margin do not have uniform definitions. These measures, as calculated by Vishay, may not be comparable to similarly titled measures used by other companies. Management believes that such measures are meaningful to investors because they provide insight with respect to intrinsic operating results of the Company. Although the terms "free cash" and "EBITDA" are not defined in GAAP, the measures are derived using various line items measured in accordance with GAAP. The calculations of these measures are indicated on the accompanying reconciliation schedules and are more fully described in the Company's financial statements presented in its annual report on Form 10-K and its quarterly reports presented on Forms 10-Q.

Statements contained herein that relate to the Company's future performance, including forecasted revenues and margins, capital investment, capacity expansion, returns on invested capital, stockholder returns, and the performance of the economy in general, are forward-looking statements within the safe harbor provisions of Private Securities Litigation Reform Act of 1995. Words and expressions such as "intend," "suggest," "guide," "will," "expect," or other similar words or expressions often identify forward-looking statements. Such statements are based on current expectations only, and are subject to certain risks, uncertainties and assumptions, many of which are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results, performance, or achievements may vary materially from those anticipated, estimated or projected. Among the factors that could cause actual results to materially differ include: general business and economic conditions; manufacturing or supply chain interruptions or changes in customer demand (including due to political, economic, and health instability and military conflicts and hostilities); delays or difficulties in implementing our cost reduction strategies; delays or difficulties in expanding our manufacturing capacities; an inability to attract and retain highly qualified personnel; changes in foreign currency exchange rates; uncertainty related to the effects of changes in foreign currency exchange rates; competition and technological changes in our industries; difficulties in new product development; difficulties in identifying suitable acquisition candidates, consummating a transaction on terms which we consider acceptable, and integration and performance of acquired businesses; that the Newport wafer fab will not be integrated successfully into the Company’s overall business; that the expected benefits of the acquisition may not be realized; that the fab’s standards, procedures and controls will not be brought into conformance within the Company’s operation; difficulties in transitioning and retaining fab employees following the acquisition; difficulties in consolidating facilities and transferring processes and know-how; the diversion of our management’s attention from the management of our current business; changes in U.S. and foreign trade regulations and tariffs, and uncertainty regarding the same; changes in applicable domestic and foreign tax regulations, and uncertainty regarding the same; changes in applicable accounting standards and other factors affecting our operations that are set forth in our filings with the Securities and Exchange Commission, including our annual reports on Form 10-K and our quarterly reports on Form 10-Q. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The DNA of tech™ is a trademark of Vishay Intertechnology.

Contact:
Vishay Intertechnology, Inc.
Peter Henrici
Executive Vice President, Corporate Development
+1-610-644-1300

VISHAY INTERTECHNOLOGY, INC.
Summary of Operations
(Unaudited - In thousands, except per share amounts)

	Fiscal quarters ended
	September 28, 2024	June 29, 2024	September 30, 2023

Net revenues	$735,353	$741,239	$853,653
Costs of products sold	584,470	578,369	616,010
Gross profit	150,883	162,870	237,643
Gross margin	20.5%	22.0%	27.8%

Selling, general, and administrative expenses	128,545	124,953	122,513
Restructuring and severance costs	40,614	-	-
Operating income (loss)	(18,276)	37,917	115,130
Operating margin	-2.5%	5.1%	13.5%

Other income (expense):
Interest expense	(6,596)	(6,657)	(7,153)
Loss on early extinguishment of debt	-	-	(18,874)
Other	803	5,011	7,409
Total other income (expense) - net	(5,793)	(1,646)	(18,618)

Income (loss) before taxes	(24,069)	36,271	96,512

Income tax expense (benefit)	(5,076)	12,391	30,557

Net earnings (loss)	(18,993)	23,880	65,955

Less: net earnings attributable to noncontrolling interests	306	347	426

Net earnings (loss) attributable to Vishay stockholders	$(19,299)	$23,533	$65,529

Basic earnings (loss) per share attributable to Vishay stockholders	$(0.14)	$0.17	$0.47

Diluted earnings (loss) per share attributable to Vishay stockholders	$(0.14)	$0.17	$0.47

Weighted average shares outstanding - basic	136,793	137,326	139,083

Weighted average shares outstanding - diluted	136,793	138,084	140,001

Cash dividends per share	$0.10	$0.10	$0.10

VISHAY INTERTECHNOLOGY, INC.
Summary of Operations
(Unaudited - In thousands, except per share amounts)

	Nine fiscal months ended
	September 28, 2024	September 30, 2023

Net revenues	$2,222,871	$2,616,809
Costs of products sold	1,738,711	1,842,980
Gross profit	484,160	773,829
Gross margin	21.8%	29.6%

Selling, general, and administrative expenses	381,234	365,515
Restructuring and severance costs	40,614	-
Operating income	62,312	408,314
Operating margin	2.8%	15.6%

Other income (expense):
Interest expense	(19,749)	(18,677)
Loss on early extinguishment of debt	-	(18,874)
Other	13,901	15,995
Total other income (expense) - net	(5,848)	(21,556)

Income before taxes	56,464	386,758

Income tax expense	20,134	113,199

Net earnings	36,330	273,559

Less: net earnings attributable to noncontrolling interests	1,172	1,211

Net earnings attributable to Vishay stockholders	$35,158	$272,348

Basic earnings per share attributable to Vishay stockholders	$0.26	$1.95

Diluted earnings per share attributable to Vishay stockholders	$0.25	$1.94

Weighted average shares outstanding - basic	137,281	139,828

Weighted average shares outstanding - diluted	138,039	140,577

Cash dividends per share	$0.30	$0.30

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Balance Sheets
(Unaudited - In thousands)

	September 28, 2024	December 31, 2023

Assets
Current assets:
Cash and cash equivalents	$643,771	$972,719
Short-term investments	13,491	35,808
Accounts receivable, net	428,558	426,674
Inventories:
Finished goods	173,353	167,083
Work in process	290,597	267,339
Raw materials	223,254	213,098
Total inventories	687,204	647,520

Prepaid expenses and other current assets	237,749	214,443
Total current assets	2,010,773	2,297,164

Property and equipment, at cost:
Land	84,851	77,006
Buildings and improvements	769,865	719,387
Machinery and equipment	3,291,983	3,053,868
Construction in progress	295,147	290,593
Allowance for depreciation	(2,963,103)	(2,846,208)
	1,478,743	1,294,646

Right of use assets	125,969	126,829
Deferred income taxes	160,900	137,394
Goodwill	255,323	201,416
Other intangible assets, net	83,427	72,333
Other assets	105,223	110,141
Total assets	$4,220,358	$4,239,923

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Balance Sheets (continued)
(Unaudited - In thousands)

	September 28, 2024	December 31, 2023

Liabilities and equity
Current liabilities:
Trade accounts payable	$209,864	$191,002
Payroll and related expenses	150,726	161,940
Lease liabilities	27,625	26,485
Other accrued expenses	275,159	239,350
Income taxes	51,052	73,098
Total current liabilities	714,426	691,875

Long-term debt less current portion	820,799	818,188
U.S. transition tax payable	-	47,027
Deferred income taxes	112,110	95,776
Long-term lease liabilities	101,012	102,830
Other liabilities	105,834	87,918
Accrued pension and other postretirement costs	192,614	195,503
Total liabilities	2,046,795	2,039,117

Equity:
Vishay stockholders' equity
Common stock	13,358	13,319
Class B convertible common stock	1,210	1,210
Capital in excess of par value	1,302,335	1,291,499
Retained earnings	1,035,395	1,041,372
Treasury stock (at cost)	(199,440)	(161,656)
Accumulated other comprehensive income	14,808	10,337
Total Vishay stockholders' equity	2,167,666	2,196,081
Noncontrolling interests	5,897	4,725
Total equity	2,173,563	2,200,806
Total liabilities and equity	$4,220,358	$4,239,923

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Statements of Cash Flows
(Unaudited - In thousands)
	Nine fiscal months ended
	September 28, 2024	September 30, 2023
Operating activities
Net earnings	$36,330	$273,559
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	155,272	133,910
Gain on disposal of property and equipment	(1,168)	(495)
Inventory write-offs for obsolescence	27,163	27,469
Deferred income taxes	(13,667)	20,654
Stock compensation expense	14,928	11,610
Loss on early extinguishment of debt	-	18,874
Other	14,506	7,574
Change in U.S. transition tax liability	(37,622)	(27,670)
Change in repatriation tax liability	(15,000)	-
Changes in operating assets and liabilities, net of effects of businesses acquired	(74,696)	(106,050)
Net cash provided by operating activities	106,046	359,435

Investing activities
Capital expenditures	(175,175)	(184,079)
Proceeds from sale of property and equipment	1,397	1,034
Purchase of businesses, net of cash acquired	(200,185)	(5,003)
Purchase of short-term investments	(101,263)	(82,166)
Maturity of short-term investments	123,561	308,021
Other investing activities	(1,220)	(1,219)
Net cash provided by (used in) investing activities	(352,885)	36,588

Financing activities
Proceeds from long-term borrowings	-	750,000
Repurchase of convertible senior notes due 2025	-	(386,745)
Net payments on revolving credit facility	-	(42,000)
Debt issuance and amendment costs	(1,062)	(26,547)
Cash paid for capped call	-	(94,200)
Dividends paid to common stockholders	(37,467)	(38,207)
Dividends paid to Class B common stockholders	(3,629)	(3,629)
Repurchase of common stock held in treasury	(37,784)	(57,661)
Distributions to noncontrolling interests	-	(867)
Cash withholding taxes paid when shares withheld for vested equity awards	(4,092)	(3,994)
Net cash provided by (used in) financing activities	(84,034)	96,150
Effect of exchange rate changes on cash and cash equivalents	1,925	(7,879)

Net increase (decrease) in cash and cash equivalents	(328,948)	484,294

Cash and cash equivalents at beginning of period	972,719	610,825
Cash and cash equivalents at end of period	$643,771	$1,095,119

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of Adjusted Earnings Per Share
(Unaudited - In thousands, except per share amounts)
	Fiscal quarters ended			Nine fiscal months ended
	September 28, 2024	June 29, 2024	September 30, 2023	September 28, 2024	September 30, 2023

GAAP net earnings (loss) attributable to Vishay stockholders	$(19,299)	$23,533	$65,529	$35,158	$272,348

Reconciling items affecting operating income (loss):
Restructuring and severance costs	$40,614	$-	$-	$40,614	$-

Reconciling items affecting other income (expense):
Loss on early extinguishment of debt	$-	$-	$18,874	$-	$18,874

Reconciling items affecting tax expense (benefit):
Tax effects of pre-tax items above	(10,299)	-	(498)	(10,299)	(498)

Adjusted net earnings	$11,016	$23,533	$83,905	$65,473	$290,724

Adjusted weighted average diluted shares outstanding	137,558	138,084	140,001	138,039	140,577

Adjusted earnings per diluted share	$0.08	$0.17	$0.60	$0.47	$2.07

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of Free Cash
(Unaudited - In thousands)
	Fiscal quarters ended			Nine fiscal months ended
	September 28, 2024	June 29, 2024	September 30, 2023	September 28, 2024	September 30, 2023
Net cash provided by (used in) operating activities	$50,565	$(24,730)	$122,303	$106,046	$359,435
Proceeds from sale of property and equipment	132	514	21	1,397	1,034
Less: Capital expenditures	(59,527)	(62,564)	(66,829)	(175,175)	(184,079)
Free cash	$(8,830)	$(86,780)	$55,495	$(67,732)	$176,390

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of EBITDA and Adjusted EBITDA
(Unaudited - In thousands)
	Fiscal quarters ended			Nine fiscal months ended
	September 28, 2024	June 29, 2024	September 30, 2023	September 28, 2024	September 30, 2023

GAAP net earnings (loss) attributable to Vishay stockholders	$(19,299)	$23,533	$65,529	$35,158	$272,348
Net earnings attributable to noncontrolling interests	306	347	426	1,172	1,211
Net earnings (loss)	$(18,993)	$23,880	$65,955	$36,330	$273,559

Interest expense	$6,596	$6,657	$7,153	$19,749	$18,677
Interest income	(5,230)	(6,663)	(9,183)	(20,946)	(21,419)
Income taxes	(5,076)	12,391	30,557	20,134	113,199
Depreciation and amortization	53,595	52,150	46,216	155,272	133,910
EBITDA	$30,892	$88,415	$140,698	$210,539	$517,926

Reconciling items
Restructuring and severance costs	40,614	-	-	40,614	-
Loss on early extinguishment of debt	-	-	18,874	-	18,874

Adjusted EBITDA	$71,506	$88,415	$159,572	$251,153	$536,800

Adjusted EBITDA margin**	9.7%	11.9%	18.7%	11.3%	20.5%

** Adjusted EBITDA as a percentage of net revenues